FINANCING AND FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
FINANCING AND FINANCIAL INSTRUMENTS
NOTE 6: FINANCING AND FINANCIAL INSTRUMENTS
6.1Financial assets and liabilities
Financial assets and liabilities mainly comprise:

•	gross debt (see note 6.1.2)

•	cash and cash equivalents, restricted cash and reconciliations of cash flows (see note 6.1.3)

•	net debt (see note 6.1.4)

•	derivative financial instruments (see note 6.1.5)

•	other non-derivative financial assets and liabilities (see note 6.1.6)
6.1.1 Fair values versus carrying amounts
The estimated fair values of certain financial instruments have been determined using available market information or other valuation methodologies that require judgment in interpreting market data and developing estimates.
The following tables summarize assets and liabilities based on their categories.

	December 31, 2017
	Carrying amount in the consolidated statements of financial position	Non-financial assets and liabilities	Loan and receivables	Liabilities at amortized cost	Fair value recognized in profit or loss	Available-for-sale assets	Derivatives
ASSETS
Current assets:
Cash and cash equivalents	2,574	—	2,574	—	—	—	—
Restricted cash	212	—	212	—	—	—	—
Trade accounts receivable and other	3,863	—	3,863	—	—	—	—
Inventories	17,986	17,986	—	—	—	—	—
Prepaid expenses and other current assets	1,931	1,270	574	—	—	—	87
Assets held for sale	179	179	—	—	—	—	—
Total current assets	26,745	19,435	7,223	—	—	—	87

Non-current assets:
Goodwill and intangible assets	5,737	5,737	—	—	—	—	—
Property, plant and equipment and biological assets	36,971	36,935	—	—	36	—	—
Investments in associates and joint ventures	5,084	5,084	—	—	—	—	—
Other investments	1,471	—	—	—	—	1,471	—
Deferred tax assets	7,055	7,055	—	—	—	—	—
Other assets	2,234	411	834	—	—	—	989
Total non-current assets	58,552	55,222	834	—	36	1,471	989
Total assets	85,297	74,657	8,057	—	36	1,471	1,076

LIABILITIES AND EQUITY
Current liabilities:
Short-term debt and current portion of long-term debt	2,785	—	—	2,785	—	—	—
Trade accounts payable and other	13,428	—	—	13,428	—	—	—
Short-term provisions	410	394	—	16	—	—	—
Accrued expenses and other liabilities	4,505	1,080	—	3,100	—	—	325
Income tax liabilities	232	232	—	—	—	—	—
Liabilities held for sale	50	50	—	—	—	—	—
Total current liabilities	21,410	1,756	—	19,329	—	—	325

Non-current liabilities:
Long-term debt, net of current portion	10,143	—	—	10,143	—	—	—
Deferred tax liabilities	2,684	2,684	—	—	—	—	—
Deferred employee benefits	7,630	7,630	—	—	—	—	—
Long-term provisions	1,612	1,612	—	—	—	—	—
Other long-term obligations	963	204	—	415	—	—	344
Total non-current liabilities	23,032	12,130	—	10,558	—	—	344

Equity:
Equity attributable to the equity holders of the parent	38,789	38,789	—	—	—	—	—
Non-controlling interests	2,066	2,066	—	—	—	—	—
Total equity	40,855	40,855	—	—	—	—	—
Total liabilities and equity	85,297	54,741	—	29,887	—	—	669

	December 31, 2016
	Carrying amount in the consolidated statements of financial position	Non-financial assets and liabilities	Loan and receivables	Liabilities at amortized cost	Fair value recognized in profit or loss	Available-for-sale assets	Derivatives
ASSETS
Current assets:
Cash and cash equivalents	2,501	—	2,501	—	—	—	—
Restricted cash	114	—	114	—	—	—	—
Trade accounts receivable and other	2,974	—	2,974	—	—	—	—
Inventories	14,734	14,734	—	—	—	—	—
Prepaid expenses and other current assets	1,665	967	455	—	—	—	243
Assets held for sale	259	259	—	—	—	—	—
Total current assets	22,247	15,960	6,044	—	—	—	243

Non-current assets:
Goodwill and intangible assets	5,651	5,651	—	—	—	—	—
Property, plant and equipment and biological assets	34,831	34,782	—	—	49	—	—
Investments in associates and joint ventures	4,297	4,297	—	—	—	—	—
Other investments	926	—	—	—	—	926	—
Deferred tax assets	5,837	5,837	—	—	—	—	—
Other assets	1,353	408	756	—	—	—	189
Total non-current assets	52,895	50,975	756	—	49	926	189
Total assets	75,142	66,935	6,800	—	49	926	432

LIABILITIES AND EQUITY
Current liabilities:
Short-term debt and current portion of long-term debt	1,885	—	—	1,885	—	—	—
Trade accounts payable and other	11,633	—	—	11,633	—	—	—
Short-term provisions	426	410	—	16	—	—	—
Accrued expenses and other liabilities	3,943	880	—	2,837	—	—	226
Income tax liabilities	133	133	—	—	—	—	—
Liabilities held for sale	95	95	—	—	—	—	—
Total current liabilities	18,115	1,518	—	16,371	—	—	226

Non-current liabilities:
Long-term debt, net of current portion	11,789	—	—	11,789	—	—	—
Deferred tax liabilities	2,529	2,529	—	—	—	—	—
Deferred employee benefits	8,297	8,297	—	—	—	—	—
Long-term provisions	1,521	1,518	—	3	—	—	—
Other long-term obligations	566	186	—	310	—	—	70
Total non-current liabilities	24,702	12,530	—	12,102	—	—	70

Equity:
Equity attributable to the equity holders of the parent	30,135	30,135	—	—	—	—	—
Non-controlling interests	2,190	2,190	—	—	—	—	—
Total equity	32,325	32,325	—	—	—	—	—
Total liabilities and equity	75,142	46,373	—	28,473	—	—	296

The Company classifies the bases used to measure certain assets and liabilities at their fair value. Assets and liabilities carried or measured at fair value have been classified into three levels based upon a fair value hierarchy that reflects the significance of the inputs used in making the measurements.
The levels are as follows:
Level 1: Quoted prices in active markets for identical assets or liabilities that the entity can access at the measurement date;
Level 2: Significant inputs other than within Level 1 that are observable for the asset or liability, either directly (i.e.: as prices) or indirectly (i.e.: derived from prices);
Level 3: Inputs for the assets or liabilities that are not based on observable market data and require management assumptions or inputs from unobservable markets.
The following tables summarize the bases used to measure certain assets and liabilities at their fair value.

As of December 31, 2017
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Available-for-sale financial assets[1]	1,444	—	—	1,444
Derivative financial current assets	—	87	—	87
Derivative financial non-current assets	—	5	984	989
Total assets at fair value	1,444	92	984	2,520
Liabilities at fair value:
Derivative financial current liabilities	—	247	78	325
Derivative financial non-current liabilities	—	158	186	344
Total liabilities at fair value	—	405	264	669

1.	The balance does not include equity investments of 27 carried at cost

As of December 31, 2016
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Available-for-sale financial assets[1]	894	—	—	894
Derivative financial current assets	—	243	—	243
Derivative financial non-current assets	—	14	175	189
Total assets at fair value	894	257	175	1,326
Liabilities at fair value:
Derivative financial current liabilities	—	226	—	226
Derivative financial non-current liabilities	—	37	33	70
Total liabilities at fair value	—	263	33	296

1.	The balance does not include equity investments of 32 carried at cost
Available-for-sale financial assets classified as Level 1 refer to listed securities quoted in active markets. A quoted market price in an active market provides the most reliable evidence of fair value and is used without adjustment to measure fair value whenever available, with limited exceptions. The total fair value is either the price of the most recent trade at the time of the market close or the official close price as defined by the exchange on which the asset is most actively traded on the last trading day of the period, multiplied by the number of units held without consideration of transaction costs. The increase in available-for-sale financial assets in 2017 is mainly related to the increase in the share price of Erdemir.
Derivative financial assets and liabilities classified as Level 2 refer to instruments to hedge fluctuations in interest rates, foreign exchange rates, raw materials (base metals), freight, energy and emission rights, see note 6.1.5 for further information.
Derivative financial assets and liabilities classified as Level 3 are described in note 6.1.5.
6.1.2 Gross debt
Gross debt includes bank debt, debenture loans and finance lease obligations and is stated at amortized cost. However, loans that are hedged under a fair value hedge are remeasured for the changes in the fair value that are attributable to the risk that is being hedged.
6.1.2.1 Short-term debt
Short-term debt, including the current portion of long-term debt, consisted of the following:

	December 31,
	2017	2016
Short-term bank loans and other credit facilities including commercial paper [1]	1,735	1,123
Current portion of long-term debt	976	697
Lease obligations	74	65
Total	2,785	1,885

1.	The weighted average interest rate on short-term borrowings outstanding was 3.1% and 2.7% as of December 31, 2017 and 2016, respectively.
In 2014, ArcelorMittal entered into certain short-term committed bilateral credit facilities. The facilities were extended in 2015, 2016 and 2017. As of December 31, 2017, the facilities, totaling approximately 0.8 billion, remain fully available.
On September 15, 2017, ArcelorMittal entered into a short-term borrowing with a financial institution for net proceeds of CAD 936 million (771) with repayment over several dates in 2017 and 2018. As of December 31, 2017, CAD 236 million (188) was outstanding.

Commercial paper
The Company has a commercial paper program enabling borrowings of up to €1 billion. As of December 31, 2017 and 2016, the outstanding amount was 1,125 and 392, respectively.
6.1.2.2 Long-term debt

Long-term debt is comprised of the following:

				December 31,
	Year of maturity	Type of Interest	Interest rate[1]	2017	2016
Corporate
5.5 billion Revolving Credit Facility - 2.3 billion tranche	2019	Floating		—	—
5.5 billion Revolving Credit Facility - 3.2 billion tranche	2021	Floating		—	—
€1.0 billion Unsecured Bonds[2]	2017	Fixed	5.88%	—	568
€500 million Unsecured Notes	2018	Fixed	5.75%	400	351
€400 million Unsecured Notes	2018	Floating	1.70%	480	421
1.5 billion Unsecured Notes[3]	2018	Fixed	6.13%	—	648
€750 million Unsecured Notes	2019	Fixed	3.00%	897	788
1.5 billion Unsecured Notes[4]	2019	Fixed	10.60%	—	842
500 Unsecured Notes	2020	Fixed	5.13%	323	323
CHF 225 million Unsecured Notes	2020	Fixed	2.50%	230	220
€600 million Unsecured Notes	2020	Fixed	2.88%	715	627
1.0 billion Unsecured Bonds	2020	Fixed	5.75%	622	620
1.5 billion Unsecured Notes	2021	Fixed	6.00%	753	752
€500 million Unsecured Notes	2021	Fixed	3.00%	597	523
€750 million Unsecured Notes	2022	Fixed	3.13%	895	786
1.1 billion Unsecured Notes[5]	2022	Fixed	6.75%	655	1,092
€500 million Unsecured Notes	2023	Fixed	0.95%	593	—
500 Unsecured Notes	2025	Fixed	6.13%	497	497
1.5 billion Unsecured Bonds[5]	2039	Fixed	7.50%	1,092	1,466
1.0 billion Unsecured Notes[5]	2041	Fixed	7.25%	619	984
Other loans	2018-2021	Fixed	1.25% - 2.15%	53	29
EIB loan	2019-2025	Fixed	1.16%	420	—
ICO loan	2017	Floating	2.18%	—	7
Other loans	2018 - 2035	Floating	0.01% - 3.99%	672	250
Total Corporate				10,513	11,794

Other loans - Americas	2018 - 2025	Fixed/Floating	0.00% - 10.00%	107	198

Other loans - Europe	2019 - 2027	Fixed/Floating	0.00% - 4.63%	85	30

Total				10,705	12,022
Less current portion of long-term debt				(976)	(697)
Total long-term debt (excluding lease obligations)				9,729	11,325
Long-term lease obligations[6]				414	464
Total long-term debt, net of current portion				10,143	11,789

1.
Rates applicable to balances outstanding at December 31, 2017, including the effect of step-ups and step-downs following rating changes. For debt that has been redeemed in its entirety during 2017, the interest rates refer to the rates at repayment date.

2.	Amount outstanding was repaid at the original maturity, November 17, 2017.

3.	Early redeemed on December 28, 2017.

4.	Early redeemed on April 3, 2017.

5.	Bonds or Notes partially repurchased on October 16, 2017, pursuant to cash tender offer.

6.	Net of current portion of 74 and 65 in 2017 and in 2016, respectively.

Corporate
5.5 billion Revolving Credit Facility
On December 21, 2016, ArcelorMittal signed an agreement for a 5.5 billion revolving credit facility (the "Facility"). This Facility amends and restates the 6 billion revolving credit facility dated April 30, 2015. The amended agreement incorporates a first tranche of 2.3 billion maturing on December 21, 2019, and a second tranche of 3.2 billion maturing on December 21, 2021, restoring the Facility to the original tenors of 3 years and 5 years. The Facility may be used for general corporate purposes. As of December 31, 2017, the 5.5 billion revolving credit facility was fully available.
Bonds
On December 28, 2017, ArcelorMittal redeemed 644 (the remaining outstanding balance) of its 1.5 billion 6.125% Notes due June 1, 2018 for a total aggregate purchase price including accrued interest and premium on early repayment of 658 , which was financed with existing cash and liquidity.

On December 4, 2017, ArcelorMittal issued €500 million (600) 0.95% Notes due January 17, 2023, under its wholesale Euro Medium Term Notes Program.

On November 17, 2017, at maturity, ArcelorMittal repaid the €540 million (647) principal amount that remained outstanding, following the cash tender offers in April 2016, of its €1 billion 4.625% unsecured bonds.

On October 16, 2017, pursuant to cash tender offers and financed with existing cash and liquidity, ArcelorMittal purchased:

•
441 of its U.S. dollar denominated 6.25% Notes due February 25, 2022 (the “USD 2022 Notes”) for a total aggregate purchase price (including premiums and accrued interest) of 510. Following this purchase, 659 principal amount of the USD 2022 Notes remained outstanding.

•
371 of its U.S. dollar denominated 6.75% Notes due March 1, 2041 (the “USD 2041 Notes”) for a total aggregate purchase price (including premiums and accrued interest) of 445. Following this purchase, 629 principal amount of the USD 2041 Notes remained outstanding.

•
383 of its U.S. dollar denominated 7.00% Notes due October 15, 2039 (the “2039 Notes”) for a total aggregate purchase price (including premiums and accrued interest) of 464. Following this purchase, 1,117 principal amount of the USD 2039 Notes remained outstanding.

On April 3, 2017, ArcelorMittal redeemed all of its outstanding 1.5 billion 9.85% Notes due June 1, 2019 for a total aggregate purchase price including accrued interest and premium on early repayment of 1,040, which was financed with existing cash and liquidity.
As a result of the above mentioned redemptions, net financing costs for the year ended December 31, 2017 included 389 of premiums and other fees.
The margin applicable to ArcelorMittal’s principal credit facilities (5.5 billion revolving credit facility and certain other credit facilities) and the coupons on certain of its outstanding bonds are subject to adjustment in the event of a change in its long-term credit ratings. The following table provides details of the outstanding bonds on maturity, the original coupons and the current interest rates for the bonds impacted by changes in the long-term credit rating:

Nominal value	Date of issuance	Repayment date	Original interest rate	Current interest rate[1]	Issued at
€400 million Unsecured Notes	Apr 9, 2015	Apr 9, 2018	Euribor 3M + 2.03%	Euribor 3M + 2.03%	100.00%
€500 million Unsecured Notes	Mar 29, 2012	Mar 29, 2018	4.50%	5.75%	99.71%
€750 million Unsecured Notes	Mar 25, 2014	Mar 25, 2019	3.00%	3.00%	99.65%
500 million Unsecured Notes	Jun 1, 2015	Jun 1, 2020	5.13%	5.13%	100.00%
CHF 225 million Unsecured Notes	Jul 3, 2015	Jul 3, 2020	2.50%	2.50%	100.00%
€600 million Unsecured Notes	Jul 4, 2014	Jul 6, 2020	2.88%	2.88%	99.18%
1.0 billion Unsecured Bonds	Aug 5, 2010	Aug 5, 2020	5.25%	5.75%	98.46%
1.5 billion Unsecured Notes	Mar 7, 2011	Mar 1, 2021	5.50%	6.00%	99.36%
€500 million Unsecured Notes	Apr 9, 2015	Apr 9, 2021	3.00%	3.00%	99.55%
€750 million Unsecured Notes	Jan 14, 2015	Jan 14, 2022	3.13%	3.13%	99.73%
1.1 billion Unsecured Notes	Feb 28, 2012	Feb 25, 2022	6.25%	6.75%	98.28%
€500 million Unsecured Notes	Dec 4, 2017	Jan 17, 2023	0.95%	0.95%	99.38%
500 million Unsecured Notes	Jun 1, 2015	Jun 1, 2025	6.13%	6.13%	100.00%
1.0 billion Unsecured Bonds	Oct 8, 2009	Oct 15, 2039	7.00%	7.50%	95.20%
500 Unsecured Bonds	Aug 5, 2010	Oct 15, 2039	7.00%	7.50%	104.84%
1.0 billion Unsecured Notes	Mar 7, 2011	Mar 1, 2041	6.75%	7.25%	99.18%

1.	Rates applicable at December 31, 2017.

European Investment Bank (“EIB”) Loan
On December 16, 2016, ArcelorMittal signed a €350 million finance contract with the European Investment Bank in order to finance European research, development and innovation projects over the period 2017-2020 within the European Union, namely predominantly France, Belgium and Spain, but also in Czech Republic, Poland, Luxembourg and Romania. This operation benefits from a guarantee from the European Union under the European Fund for Strategic Investments. As of December 31, 2017, €350 million (420) was fully drawn.
Instituto de Crédito Oficial (“ICO”) Loan
The Company entered into an agreement with the ICO on April 9, 2010, for the financing of the Company investment plan in Spain for the period 2008-2011. The last installment under this agreement was due on April 7, 2017. The outstanding amount at maturity was 7. The facility was repaid at maturity.
Other loans
Other loans relate to various debt with banks and public institutions.
On October 9, 2017, ArcelorMittal completed the offering of a €300 million (360) variable rate loan in the German Schuldschein market. The proceeds of the issuance were used to repay or prepay existing indebtedness.

Americas
1 billion senior secured asset-based revolving credit facility
On May 23, 2016, ArcelorMittal USA LLC signed a 1 billion senior secured asset-based revolving credit facility maturing on May 23, 2021. Borrowings under the facility are secured by inventory and certain other working capital and related assets of ArcelorMittal USA and certain of its subsidiaries in the United States. The facility may be used for general corporate purposes. The facility is not guaranteed by ArcelorMittal. As of December 31, 2017, the facility is fully available.
Other loans
Other loans relate mainly to loans contracted by ArcelorMittal Brazil with different counterparties.
Europe, Asia and Africa
On December 21, 2017, ArcelorMittal Kryvyi Rih entered into a 175 loan agreement with the European Bank for Reconstruction and Development in order to support the upgrade of its production facilities, energy efficiency improvement and environmental impact reduction. The loan agreement also provides for an additional 175 in loan facilities which are currently uncommitted. As of December 31, 2017, the facility remains fully available.

On May 25, 2017, ArcelorMittal South Africa signed a 4.5 billion South African rand revolving borrowing base finance facility maturing on May 25, 2020. Any borrowings under the facility are secured by certain eligible inventory and receivables, as well as certain other working capital and related assets of ArcelorMittal South Africa. The facility is used for general corporate purposes. The facility is not guaranteed by ArcelorMittal. As of December 31, 2017, 3.7 billion South African rand (298) was drawn.

Other loans
Other loans mainly relate to loans contracted by ArcelorMittal in Spain with different counterparties.
Other
Certain debt agreements of the Company or its subsidiaries contain certain restrictive covenants. Among other things, these covenants limit encumbrances on the assets of ArcelorMittal and its subsidiaries, the ability of ArcelorMittal’s subsidiaries to incur debt and the ability of ArcelorMittal and its subsidiaries to dispose of assets in certain circumstances. Certain of these agreements also require compliance with a financial covenant.
As of December 31, 2017 the scheduled maturities of short-term debt, long-term debt and long-term lease obligations, including their current portion are as follows:

Year of maturity	Amount
2018	2,785
2019	1,211
2020	2,100
2021	1,789
2022	1,710
Subsequent years	3,333
Total	12,928

The carrying amount and the estimated fair value of the Company’s short and long-term debt is:

	December 31, 2017		December 31, 2016
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Instruments payable bearing interest at fixed rates	9,862	11,084	11,657	12,666
Instruments payable bearing interest at variable rates	1,331	1,301	894	838
Total long-term debt, including current portion	11,193	12,385	12,551	13,504
Short term bank loans and other credit facilities including commercial paper	1,735	1,731	1,123	1,139
The following tables summarize the Company’s bases used to measure its debt at fair value. Fair value measurement has been classified into three levels based upon a fair value hierarchy that reflects the significance of the inputs used in making the measurements.

As of December 31, 2017	Carrying amount	Fair Value
		Level 1	Level 2	Level 3	Total
Instruments payable bearing interest at fixed rates	9,862	9,946	1,138	—	11,084
Instruments payable bearing interest at variable rates	1,331	481	820	—	1,301
Total long-term debt, including current portion	11,193	10,427	1,958	—	12,385
Short term bank loans and other credit facilities including commercial paper	1,735		1,731	—	1,731

As of December 31, 2016	Carrying amount	Fair Value
		Level 1	Level 2	Level 3	Total
Instruments payable bearing interest at fixed rates	11,657	11,939	727	—	12,666
Instruments payable bearing interest at variable rates	894	408	430	—	838
Total long-term debt, including current portion	12,551	12,347	1,157	—	13,504
Short term bank loans and other credit facilities including commercial paper	1,123		1,139	—	1,139

Instruments payable classified as Level 1 refer to the Company’s listed bonds quoted in active markets. The total fair value is the official closing price as defined by the exchange on which the instrument is most actively traded on the last trading day of the period, multiplied by the number of units held without consideration of transaction costs.
Instruments payable classified as Level 2 refer to all debt instruments not classified as Level 1. The fair value of the debt is based on estimated future cash flows converted into U.S. dollar at the forward rate and discounted using current U.S. dollar zero coupon rates and ArcelorMittal’s credit spread quotations for the relevant maturities.
There were no instruments payable classified as Level 3.
6.1.3 Cash and cash equivalents, restricted cash and reconciliations of cash flows
Cash and cash equivalents consist of cash and short-term highly liquid investments that are readily convertible to cash with original maturities of three months or less at the time of purchase and are carried at cost plus accrued interest, which approximates fair value.
Significant cash or cash equivalent balances may be held from time to time at the Company’s international operating subsidiaries, including in particular those in France and the United States, where the Company maintains cash management systems under which most of its cash and cash equivalents are centralized. Other subsidiaries which may hold significant cash balances, include those in Argentina, Brazil, Canada, Kazakhstan, Morocco, South Africa and Ukraine. Some of these operating subsidiaries have debt outstanding or are subject to acquisition agreements that impose restrictions on such operating subsidiaries’ ability to pay dividends, but such restrictions are not significant in the context of ArcelorMittal’s overall liquidity. Repatriation of funds from operating subsidiaries may also be affected by tax and foreign exchange policies in place from time to time in the various countries where the Company operates, though none of these policies are currently significant in the context of ArcelorMittal’s overall liquidity.
Cash and cash equivalents consisted of the following:

	December 31,
	2017	2016
Cash at bank	1,701	1,601
Term deposits	297	329
Money market funds[1]	576	571
Total	2,574	2,501

1	Money market funds are highly liquid investments with a maturity of 3 months or less from the date of acquisition.
Restricted cash represents cash and cash equivalents not readily available to the Company, mainly related to insurance deposits, cash accounts in connection with environmental obligations and true sale of receivables programs, as well as various other deposits or required balance obligations related to letters of credit and credit arrangements. Changes in restricted cash are included within other investing activities (net) in the consolidated statements of cash flows.
Restricted cash of 212 as of December 31, 2017 included 112 relating to various environmental obligations and true sales of receivables programs in ArcelorMittal South Africa. Restricted cash as of December 31, 2017 and 2016 included 75 in connection with the mandatory convertible bonds (see note 10.2).
Reconciliation of liabilities arising from financing activities
The table below details changes in the Company's liabilities arising from financing activities, including both cash and non-cash changes. Liabilities arising from financing activities are those for which cash flows were, or future cash flows will be classified in the Company's consolidated statements of cash flows from financing activities.

	Long-term debt, net of current portion	Short-term debt and current portion of long term debt
Balance as of December 31, 2016 (note 6.1.2)	11,789	1,885
Proceeds from long-term debt	1,407	—
Payments of long-term debt	(2,691)	—
Amortized cost	19	22
Unrealized foreign exchange effects	589	190
Proceeds from short-term debt	—	1,859
Payments of short-term debt[1]	—	(2,164)
Current portion of long-term debt	(976)	976
Other movements	6	17
Balance as of December 31, 2017 (note 6.1.2)	10,143	2,785

1.	Cash payments by the Company for the reduction of the outstanding liability relating to a lease is classified under other financing activities in the Company's consolidated statements of cash flows.
6.1.4 Net debt
The Company monitors its net debt in order to manage its capital. The following table presents the structure of the Company’s net debt by original currency at December 31, 2017:

	Total USD	EUR	USD	CHF	ZAR	CAD	Other (in USD)
Short-term debt and current portion of long-term debt	2,785	1,875	291	—	304	191	124
Long-term debt, net of current portion	10,143	4,831	5,044	230	4	1	33
Cash and cash equivalents including restricted cash	(2,786)	(724)	(1,387)	(1)	(249)	(17)	(408)
Net debt	10,142	5,982	3,948	229	59	175	(251)
6.1.5 Derivative financial instruments
The Company uses derivative financial instruments principally to manage its exposure to fluctuations in interest rates, exchange rates, prices of raw materials, energy and emission rights allowances arising from operating, financing and investing activities. Derivative financial instruments are classified as current or non-current assets or liabilities based on their maturity dates and are accounted for at the trade date. Embedded derivatives are separated from the host contract and accounted for separately if they are not closely related to the host contract. The Company measures all derivative financial instruments based on fair values derived from market prices of the instruments or from option pricing models, as appropriate. Gains or losses arising from changes in fair value of derivatives are recognized in the consolidated statements of operations, except for derivatives that are highly effective and qualify for cash flow or net investment hedge accounting.
Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a cash flow hedge are recorded in other comprehensive income. Amounts deferred in equity are recorded in the consolidated statements of operations in the periods when the hedged item is recognized in the consolidated statements of operations and within the same line item (see note 6.3 Cash flow hedges).
The Company formally assesses, both at the hedge’s inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When a hedging instrument is sold, terminated, expired or exercised, the accumulated unrealized gain or loss on the hedging instrument is maintained in equity until the forecasted transaction occurs. If the hedged transaction is no longer probable, the cumulative unrealized gain or loss, which had been recognized in equity, is reported immediately in the consolidated statements of operations.
Foreign currency differences arising on the translation of a financial liability designated as a hedge of a net investment in a foreign operation are recognized directly as a separate component of equity, to the extent that the hedge is effective. To the extent that the hedge is ineffective, such differences are recognized in the consolidated statements of operations (see note 6.3 Net investment hedge).
The Company manages the counter-party risk associated with its instruments by centralizing its commitments and by applying procedures which specify, for each type of transaction and underlying position, risk limits and/or the characteristics of the counter-party. The Company does not generally grant to or require guarantees from its counterparties for the risks incurred. Allowing for exceptions, the Company’s counterparties are part of its financial partners and the related market transactions are governed by framework agreements (mainly International Swaps and Derivatives Association agreements which allow netting only in case of counterparty default). Accordingly, derivative assets and derivative liabilities are not offset.
Derivative financial instruments classified as Level 2:
The following tables summarize this portfolio:

	December 31, 2017
	Assets			Liabilities
	Notional Amount	Fair Value	Average Rate[1]	Notional Amount	Fair Value	Average Rate[1]
Interest rate swaps - fixed rate borrowings/loans	6	—	0.98%	6	—	1.01%

Foreign exchange rate instruments
Forward purchase contracts	586	8		3,939	(140)
Forward sale contracts	525	17		774	(11)
Currency swaps purchases	—	—		9	(7)
Currency swaps sales	—	—		1,000	(157)
Exchange option purchases	—	—		338	(7)
Exchange options sales	—	—		319	(5)
Total foreign exchange rate instruments		25			(327)

Raw materials (base metals), freight, energy, emission rights
Term contracts sales	20	1		467	(38)
Term contracts purchases	796	65		534	(40)
Options sales/purchases	9	1		—	—
Total raw materials (base metals), freight, energy, emission rights		67			(78)
Total		92			(405)

1.	The average rate is determined for fixed rate instruments on basis of the U.S. dollar and foreign currency rates and for variable rate instruments generally on the basis of Euribor or Libor.

	December 31, 2016
	Assets		Liabilities
	Notional Amount	Fair Value	Notional Amount	Fair Value
Foreign exchange rate instruments
Forward purchase contracts	3,784	153	658	(21)
Forward sale contracts	685	10	657	(26)
Currency swaps purchases	138	6	44	(33)
Currency swaps sales	500	4	500	(24)
Exchange option purchases	169	1	37	—
Exchange options sales	109	1	—	—
Total foreign exchange rate instruments		175		(104)
Raw materials (base metals), freight, energy, emission rights
Term contracts sales	329	18	312	(36)
Term contracts purchases	416	64	841	(123)
Option sales/purchases	6	—	6	—
Total raw materials (base metals), freight, energy, emission rights		82		(159)
Total		257		(263)

Derivative financial assets and liabilities classified as Level 2 refer to instruments to hedge fluctuations in interest rates, foreign exchange rates, raw materials (base metals), freight, energy and emission rights. The total fair value is based on the price a dealer would pay or receive for the security or similar securities, adjusted for any terms specific to that asset or liability. Market inputs are obtained from well-established and recognized vendors of market data and the fair value is calculated using standard industry models based on significant observable market inputs such as foreign exchange rates, commodity prices, swap rates and interest rates.
Derivative financial instruments classified as Level 3:
Derivative financial non-current assets classified as Level 3 refer to the call option on the 1,000 mandatory convertible bonds (see note 10.2). The fair valuation of Level 3 derivative instruments is established at each reporting date and compared to the prior period. ArcelorMittal’s valuation policies for Level 3 derivatives are an integral part of its internal control procedures and have been reviewed and approved according to the Company’s principles for establishing such procedures. In particular, such procedures address the accuracy and reliability of input data, the accuracy of the valuation model and the knowledge of the staff performing the valuations.
ArcelorMittal establishes the fair valuation of the call option on the 1,000 mandatory convertible bonds through the use of binomial valuation models based on the estimated values of the underlying equity spot price of $299 and volatility of 12.65%. Binomial valuation models use an iterative procedure to price options, allowing for the specification of nodes, or points in time, during the time span between the valuation date and the option’s expiration date. In contrast to the Black-Scholes model, which provides a numerical result based on inputs, the binomial model allows for the calculation of the asset and the option for multiple periods along with the range of possible results for each period.
Observable input data used in the valuations include zero coupon yield curves, stock market prices, European Central Bank foreign exchange fixing rates and Libor interest rates. Unobservable inputs are used to measure fair value to the extent that relevant observable inputs are not available. Specifically the Company computes unobservable volatility data based mainly on the movement of stock market prices observable in the active market over 90 working days.
Derivative financial liabilities classified as Level 3 relate to a pellet purchase agreement that contains a special payment that varies according to the price of steel in the United States domestic market (“domestic steel price”). The Company concluded that this payment feature was an embedded derivative not closely related to the host contract. ArcelorMittal establishes the fair valuation of the special payment by comparing the current forecasted domestic steel price to the projected domestic steel price at the inception of the contract. Observable input data includes third-party forecasted domestic steel prices. Unobservable inputs are used to measure fair value to the extent that relevant observable inputs are not available or not consistent with the Company’s views on future prices and refer specifically to domestic steel prices beyond the timeframe of available third-party forecasts.
The following table summarizes the reconciliation of the fair value of the conversion option classified as Level 3 with respect to the call option on the 1,000 mandatory convertible bonds and the fair value of the special payment included in the pellet purchase agreement:

	Call option on 1,000 mandatory convertible bonds	Special payment in pellet purchase agreement	Total
Balance as of December 31, 2015	4	—	4
Change in fair value	171	(33)	138
Balance as of December 31, 2016	175	(33)	142
Change in fair value	809	(231)	578
Balance as of December 31, 2017	984	(264)	720

The fair value movement on Level 3 derivative instruments is recorded in the consolidated statements of operations. The increase in the fair value of the call option on 1,000 mandatory convertible bonds is due to an increase in the share price of Erdemir and China Oriental, which impacts the value of the notes in which Hera Ermac, a wholly-owned subsidiary, invested the bonds proceeds (see note 10.2).
6.1.6 Other non-derivative financial assets and liabilities
Other non-derivative financial assets and liabilities include cash and cash equivalents and restricted cash (see note 6.1.3), trade and certain other receivables (see note 4.3, 4.5 and 4.6), investments in available-for-sale equity securities (see note 2.5), trade payables and certain other liabilities (see notes 4.7 and 4.8). These instruments are recognized initially at fair value when the Company becomes a party to the contractual provisions of the instrument. Non-derivative financial assets are derecognized if the Company’s contractual rights to the cash flows from the financial instruments expire or if the Company transfers the financial instruments to another party without retaining control of substantially all risks and rewards of the instruments. Non-derivative financial liabilities are derecognized when they are extinguished (i.e. when the obligation specified in the contract is discharged, cancelled or expired).
Impairment of financial assets
A financial asset is considered to be impaired if objective evidence indicates that one or more events have had a negative effect on the estimated future cash flows of that asset. Estimated future cash flows are determined using various assumptions and techniques, including comparisons to published prices in an active market and discounted cash flow projections using projected growth rates, weighted average cost of capital, and inflation rates.
In the case of available-for-sale securities, the Company reviews the available-for-sale investments at the end of each reporting period to assess whether there is any objective evidence of impairment. A significant or prolonged decline in the fair value of an available-for-sale investment below its cost is objective evidence of impairment. The Company considers a prolonged decline in fair value to occur when the market value remains continuously below the cost for more than two years. If any such evidence exists for available-for-sale financial assets, the cumulative loss measured as the difference between the acquisition cost and the current fair value less any impairment loss on that financial asset previously recognized in the consolidated statements of operations is removed from equity and recognized in the consolidated statements of operations. Once an impairment loss is recognized for an investment, any increases in fair value are recorded in other comprehensive income while decreases in fair value are recorded in the consolidated statements of operations.
Financial assets are tested for impairment annually or whenever changes in circumstances indicate that the carrying amount may not be recoverable. If objective evidence indicates that cost-method investments need to be tested for impairment, calculations are based on information derived from business plans and other information available for estimating their value in use. Any impairment loss is recognized in the consolidated statements of operations. An impairment loss related to financial assets is reversed if and to the extent there has been a change in the estimates used to determine the recoverable amount. The loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined if no impairment loss had been recognized. Reversals of impairment are recognized in net income except for reversals of impairment of available-for-sale equity securities, which are recognized in equity.
6.2    Financing costs - net
Financing costs - net recognized in the years ended December 31, 2017, 2016 and 2015 are as follows:

	Year ended December 31,
	2017	2016	2015
Interest expense	(879)	(1,172)	(1,383)
Interest income	56	58	105
Change in fair value adjustment on call option on mandatory convertible bonds and pellet purchase agreement (note 6.1.5)	578	138	(108)
Accretion of defined benefit obligations and other long term liabilities	(353)	(435)	(399)
Net foreign exchange result	546	(3)	(697)
Other [1]	(823)	(642)	(376)
Total	(875)	(2,056)	(2,858)

1.
Other mainly includes expenses related to true sale of receivables (“TSR”) programs and bank fees. It also includes premiums and fees of 389 relating to the bonds early redeemed in 2017 (399 of premiums and fees relating to bonds early redeemed in 2016). In 2017 and in 2015, other also includes expenses relating to the extension of the mandatory convertible bonds (see note 10.2) of 92 and 79, respectively.

6.3    Risk management policy
The Company's operations expose it to a variety of financial risks: interest rate risk, foreign exchange risk, liquidity risk and risks in fluctuations in prices of raw materials, freight and energy. The Company actively monitors and seeks to reduce volatility of these exposures through a diversity of financial instruments, where considered appropriate. The Company has formalized how it manages these risks within the Treasury and Financial Risk Management Policy, which has been approved by Management.
Capital management
The Company's objective when managing capital are to safeguard continuity, maintain a strong credit rating and healthy capital ratios to support its business and provide adequate return to shareholders through continuing growth.
The Company sets the amount of capital required on the basis of annual business and long-term operating plans which include capital and other strategic investments. The funding requirement is met through a combination of equity, bonds and other long-term and short-term borrowings.
The Company monitors capital using a gearing ratio, being the ratio of net debt as a percentage of total equity.

	December 31,
	2017	2016
Total equity	40,855	32,325
Net debt	10,142	11,059
Gearing	24.8%	34.2%

Interest rate risk
The Company is exposed to interest rate risk on short-term and long-term floating rate instruments and on refinancing of fixed rate debt. The Company's policy is to maintain a balance of fixed and floating interest rate borrowings, which is adjusted depending on the prevailing market interest rates and outlook. As at December 31, 2017, the long-term debt was comprised of 88% fixed rate debt and 12% variable rate debt (note 6.1.2). The Company utilizes certain instruments to manage interest rate risks. Interest rate instruments allow the Company to borrow long-term at fixed or variable rates, and to swap the rate of this debt either at inception or during the lifetime of the borrowing. The Company and its counterparties exchange, at predefined intervals, the difference between the agreed fixed rate and the variable rate, calculated on the basis of the notional amount of the swap. Similarly, swaps may be used for the exchange of variable rates against other variable rates.
Foreign exchange rate risk
The Company is exposed to changes in values arising from foreign exchange rate fluctuations generated by its operating activities. Because a substantial portion of ArcelorMittal’s assets, liabilities, sales and earnings are denominated in currencies other than the U.S. dollar (its reporting currency), ArcelorMittal has an exposure to fluctuations and depreciation in the values of these currencies relative to the U.S. dollar. These currency fluctuations, especially the fluctuation of the value of the U.S. dollar relative to the euro, the Canadian dollar, Brazilian real, Polish Zloty, Kazakh tenge, South African rand and Ukrainian hryvnia, as well as fluctuations in the other countries’ currencies in which ArcelorMittal has significant operations and/or sales, could have a material impact on its financial position, cash flows and results of operations.
ArcelorMittal faces transaction risk, where its businesses generate sales in one currency but incur costs relating to that revenue in a different currency. For example, ArcelorMittal’s non-U.S. subsidiaries may purchase raw materials, including iron ore and coking coal, in U.S. dollars, but may sell finished steel products in other currencies. Consequently, an appreciation of the U.S. dollar will increase the cost of raw materials; thereby having a negative impact on the Company’s operating margins, unless the Company is able to pass along the higher cost in the form of higher selling prices.
Following its Treasury and Financial Risk Management Policy, the Company hedges a portion of its net exposure to foreign exchange rates through forwards, options and swaps.
ArcelorMittal also faces foreign currency translation risk, which arises when ArcelorMittal translates the statements of operations of its subsidiaries, its corporate net debt (note 6.1.4) and other items denominated in currencies other than the U.S. dollar, for inclusion in the consolidated financial statements. The Company manages translation risk arising from its investments in subsidiaries by monitoring the currency mix of the consolidated statements of financial position. The Company may enter into derivative transactions to hedge the residual exposure, and currently designated an EUR/USD cross currency swaps with a notional of 1,000 to hedge euro denominated net investments in foreign operations (see “Net investment hedge”).
The Company also uses the derivative instruments, described above, at the corporate level to hedge debt recorded in foreign currency other than the functional currency or the balance sheet risk associated with certain monetary assets denominated in a foreign currency other than the functional currency.
Liquidity Risk
Liquidity risk is the risk that the Company may encounter difficulties in meeting its obligations associated with financial liabilities that are settled by delivering cash. ArcelorMittal Treasury is responsible for the Company's funding and liquidity management. ArcelorMittal’s principal sources of liquidity are cash generated from its operations, its credit lines at the corporate level and various working capital credit lines at the level of its operating subsidiaries. The Company actively manages its liquidity. Following the Company's Treasury and Financial Risk Management Policy, the levels of cash, credit lines and debt are closely monitored and appropriate actions are taken in order to comply with the covenant ratios, leverage, fixed/floating ratios, maturity profile and currency mix.
The contractual maturities of the below financial liabilities include estimated loan repayments, interest payments and settlement of derivatives, excluding any impact of netting agreements. The cash flows are calculated based on market data as of December 31, 2017, and as such are sensitive to movements in mainly forex exchange rates and interest rates. The cash flows are non-discounted, except for derivative financial liabilities where the cash flows equal their fair values.

	December 31, 2017
	Carrying amount	Contractual Cash Flow	2018	2019	from 2020 to 2022	After 2022
Non-derivative financial liabilities
Bonds	(9,458)	(13,514)	(1,309)	(1,306)	(5,658)	(5,241)
Loans over 100	(1,371)	(1,546)	(549)	(118)	(676)	(203)
Trade and other payables	(13,428)	(13,448)	(13,448)	—	—	—
Other loans	(2,099)	(2,232)	(1,444)	(263)	(258)	(267)
Total	(26,356)	(30,740)	(16,750)	(1,687)	(6,592)	(5,711)
Derivative financial liabilities
Foreign exchange contracts	(327)	(327)	(170)	—	(64)	(93)
Other commodities contracts[1]	(342)	(342)	(156)	(37)	(68)	(81)
Total	(669)	(669)	(326)	(37)	(132)	(174)

1.	Commodity contracts include base metals, freight, energy and emission rights.

	December 31, 2016
	Carrying amount	Contractual Cash Flow	2017	2018	from 2019 to 2021	After 2021
Non-derivative financial liabilities
Bonds	(11,597)	(18,228)	(1,261)	(2,076)	(6,093)	(8,798)
Loans over 100	(694)	(873)	(546)	(57)	(172)	(98)
Trade and other payables	(11,633)	(11,647)	(11,647)	—	—	—
Other loans	(1,383)	(1,523)	(856)	(124)	(370)	(173)
Total	(25,307)	(32,271)	(14,310)	(2,257)	(6,635)	(9,069)
Derivative financial liabilities
Foreign exchange contracts	(104)	(104)	(73)	(7)	—	(24)
Other commodities contracts[1]	(192)	(192)	(153)	(5)	(1)	(33)
Total	(296)	(296)	(226)	(12)	(1)	(57)

1.	Commodity contracts include base metals, freight, energy and emission rights.
Cash flow hedges
The following tables present the periods in which the derivatives designated as cash flows hedges are expected to mature:

	December 31, 2017
	Assets/ (liabilities)	(Outflows)/inflows
	Fair value	3 months and less	3-6 months	6-12 months	2019	After 2019
Foreign exchange contracts	(118)	(83)	(25)	(10)	—	—
Commodities	20	9	4	6	1	—
Emission rights	(37)	—	—	(37)	—	—
Total	(135)	(74)	(21)	(41)	1	—

	December 31, 2016
	Assets/ (liabilities)	(Outflows)/inflows
	Fair value	3 months and less	3-6 months	6-12 months	2018	After 2018
Foreign exchange contracts	87	36	32	19	—	—
Commodities	22	10	2	5	5	—
Emission rights	(104)	—	—	(104)	—	—
Total	5	46	34	(80)	5	—
Associated gains or losses that were recognized in other comprehensive income are reclassified from equity to the consolidated statements of operations in the same period during which the hedged forecasted cash flow affects the consolidated statements of operations. The following table presents the periods in which the realized and unrealized gains or losses on derivatives designated as cash flows hedges recognized in other comprehensive income, net of tax, are expected to impact the consolidated statements of operations:

	December 31, 2017
	Assets/ (liabilities)	(Expense)/income
	Carrying amount	3 months and less	3-6 months	6-12 months	2019	After 2019
Foreign exchange contracts	(141)	(95)	(26)	(20)	—	—
Commodity contracts	19	9	4	5	1	—
Emission rights	84	—	—	7	33	44
Total	(38)	(86)	(22)	(8)	34	44

	December 31, 2016
	Assets/ (liabilities)	(Expense)/income
	Carrying amount	3 months and less	3-6 months	6-12 months	2018	After 2018
Foreign exchange contracts	54	4	29	21	—	—
Commodity contracts	23	11	4	4	4	—
Emission rights	22	—	—	(1)	1	22
Total	99	15	33	24	5	22

Net investment hedge
In December 2014, the Company entered into EUR/USD cross currency swaps (“CCS”) to hedge an euro denominated net investment in foreign operations amounting to €303 million, and designated them as a net investment hedge. The EUR/USD CCS with a notional of 375 were unwound on January 14, 2016. A deferred gain of 83, net of a deferred tax expense of 24, will be recycled to the consolidated statements of operations when the hedged assets are disposed of.
On May 27, 2015, the Company entered into additional EUR/USD CCS with a notional of 1,000 to hedge an euro denominated net investment in foreign operations amounting to €918 million, and designated them as a net investment hedge. As of December 31, 2017 and 2016, the EUR/USD CCS have a fair value loss of 157, net of a deferred tax of 44, and a fair value loss of 21, net of a deferred tax of 6, respectively. Fair value movements have been recorded in the consolidated statements of other comprehensive income. The fair value of the net investment hedge is included in other long-term obligations in the consolidated statements of financial position. The CCS is categorized as Level 2.
Net investment hedges are as follows:

	December 31, 2017
Derivatives	Notional amount	Date traded	Fair value at December 31, 2016	Change in fair value	Fair value as of December 31, 2017[1]
CCS 5Y	500	May 27, 2015	3	(67)	(64)
CCS 10Y	300	May 27, 2015	(14)	(42)	(56)
CCS 10Y	160	May 27, 2015	(8)	(22)	(30)
CCS 10Y	40	May 27, 2015	(2)	(5)	(7)
Total	1,000		(21)	(136)	(157)

1.	The net investment hedges were fully effective. As such, the change in fair value is entirely recorded in other comprehensive income.

	December 31, 2016
Derivatives	Notional amount	Date traded	Fair value at December 31, 2015	Change in fair value	Fair value as of December 31, 2016[1]
CCS 30Y	250	December 3, 2014	56	(56)	—
CCS 30Y	125	December 12, 2014	29	(29)	—
CCS 5Y	500	May 27, 2015	(7)	10	3
CCS 10Y	300	May 27, 2015	(10)	(4)	(14)
CCS 10Y	160	May 27, 2015	(6)	(2)	(8)
CCS 10Y	40	May 27, 2015	(1)	(1)	(2)
Total	1,375		61	(82)	(21)

1.	The net investment hedges were fully effective. As such, the change in fair value is entirely recorded in other comprehensive income.

Raw materials, freight, energy risks and emission rights
The Company is exposed to risks in fluctuations in prices of raw materials (including base metals such as zinc, nickel, aluminum, tin, copper and iron ore), freight and energy, both through the purchase of raw materials and through sales contracts. The Company uses financial instruments such as forward purchases or sales, options and swaps in order to manage the volatility of prices of certain raw materials, freight and energy.
Fair values of raw material, freight, energy and emission rights instruments categorized as Level 2 are as follows:

	December 31,
	2017	2016
Base metals	26	28
Freight	—	—
Energy (oil, gas, electricity)	—	(1)
Emission rights	(37)	(104)
Total	(11)	(77)

Derivative assets associated with raw materials, energy, freight and emission rights	67	82
Derivative liabilities associated with raw materials, energy, freight and emission rights	(78)	(159)
Total	(11)	(77)

ArcelorMittal consumes large amounts of raw materials (the prices of which are related to the London Metals Exchange price index, the Steel Index and Platts Index), ocean freight (the price of which is related to a Baltic Exchange Index), and energy (the prices of which are mainly related to the New York Mercantile Exchange energy index (NYMEX), the European Energy Exchange (EEX) power indexes, the powernext gas indexes). As a general matter, ArcelorMittal is exposed to price volatility with respect to its purchases in the spot market and under its long-term supply contracts. In accordance with its risk management policy, ArcelorMittal hedges a part of its exposure related to raw materials procurements.
Emission rights
Pursuant to the application of the European Directive 2003/87/EC of October 13, 2003, as amended by the European Directive 2009/29/EC of April 23, 2009, establishing a scheme for emission allowance trading, the Company enters into certain types of derivatives (mainly forward transactions and options) in order to implement its management policy for associated risks. As of December 31, 2017 and 2016, the Company had a net notional position of 484 with a net negative fair value of 37 and a net notional position of 420 with a net negative fair value of 104, respectively.
Credit risk
The Company’s treasury department monitors various market data regarding the credit standings and overall reliability of the financial institutions for all countries where the Company’s subsidiaries operate. The choice of the financial institution for the financial transactions must be approved by the treasury department. Credit risk related to customers, customer credit terms and receivables are discussed in note 4.3.
Sensitivity analysis
Foreign currency sensitivity
The following tables detail the Company’s derivative financial instruments’ sensitivity to a 10% strengthening and a 10% weakening in the U.S. dollar against the euro. A positive number indicates an increase in profit or loss and other equity, where a negative number indicates a decrease in profit or loss and other equity.
The sensitivity analysis includes the Company’s complete portfolio of foreign currency derivatives outstanding. The impact on the non €/$ derivatives reflects the estimated move of such currency pairs, when the U.S. dollar appreciates or depreciates 10% against the euro, based on computations of correlations in the foreign exchange markets in 2017 and 2016.

	December 31, 2017
	Income	Other Equity
10% strengthening in U.S. dollar	(24)	497
10% weakening in U.S. dollar	13	(511)

	December 31, 2016
	Income	Other Equity
10% strengthening in U.S. dollar	(3)	377
10% weakening in U.S. dollar	6	(375)

Cash flow sensitivity analysis for variable rate instruments
The following tables detail the Company’s variable interest rate instruments’ sensitivity. A change of 100 basis points (“bp”) in interest rates during the period would have increased (decreased) profit or loss by the amounts presented below. This analysis assumes that all other variables, in particular foreign currency rates, remain constant.

	December 31, 2017
	Floating porting of net debt[1]	Interest Rate Swaps/Forward Rate Agreements
100 bp increase	11	—
100 bp decrease	(11)	—

	December 31, 2016
	Floating porting of net debt[1]	Interest Rate Swaps/Forward Rate Agreements
100 bp increase	11	—
100 bp decrease	(11)	—

1.	Please refer to note 6.1.4 for a description of net debt (including fixed and floating portion)

Base metals, energy, freight, emissions rights
The following tables detail the Company’s sensitivity to a 10% increase and decrease in the price of the relevant base metals, energy, freight and emissions rights. The sensitivity analysis includes only outstanding, un-matured derivative instruments either held for trading at fair value through the consolidated statements of operations or designated in hedge accounting relationships.

	December 31, 2017
	Income	Other Equity Cash Flow Hedging Reserves
+10% in prices
Base Metals	4	30
Iron Ore	—	—
Emission rights	—	45
Energy	1	—
-10% in prices
Base Metals	(4)	(30)
Iron Ore	—	—
Emission rights	—	(45)
Energy	(1)	—

	December 31, 2016
	Income	Other Equity Cash Flow Hedging Reserves
+10% in prices
Base Metals	4	18
Iron Ore	(10)	1
Emission rights	—	32
Energy	(8)	1
-10% in prices
Base Metals	(3)	(18)
Iron Ore	10	(1)
Emission rights	—	(32)
Energy	8	(1)